CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Joel Bellenson, Chief Executive Officer of Upstream Biosciences Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the restated quarterly report on Form 10-QSB/A of Upstream Biosciences Inc. for the three month period ended March 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Upstream Biosciences Inc.

Date: September 11, 2006

/s/ Joel Bellenson
Joel Bellenson
Chief Executive Officer and Director
(Principal Executive Officer)